SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) OCTOBER 5, 2001

                                  I-TRACK, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                     333-49388               91-1966948
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)         Identification No.)


      3031 COMMERCE DRIVE, BUILDING B, FORT GRATIOT, MICHIGAN    48058
           (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code: (810)469-3500

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)












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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective October 5, 2001, we changed our independent auditors from Stark Winter Schenkein & Co., LLP, f/k/a Stark Tinter, & Associates, LLC, Denver, Colorado, to Edward, Melton, Ellis, Koshiw & Company, P.C., Troy, Michigan. The change was not related to the competence, practices and procedures of Stark Winter Schenkein & Co., LLP.

         We believe that it will be more convenient and cost effective for us to retain auditors with offices located in the State of Michigan. Stark Winter Schenkein & Co, LLP does not maintain offices in the State of Michigan, and we identified Edward, Melton, Ellis, Koshiw & Company, P.C. as independent auditors with offices in Troy and Ann Arbor, Michigan. Our board of directors has approved the engagement of Edward, Melton, Ellis, Koshiw & Company, P.C.

         Stark Winter Schenkein & Co., LLP audited our financial statements for the period March 9, 1999 (inception) to December 31, 1999 and the year ended December 31, 2000. Stark Winter Schenkein & Co., LLP's reports for such periods did not contain an adverse opinion or dis claimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles, except for our ability to continue as a going concern. There were no disagreements with Stark Winter Schenkein & Co., LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope procedure, which disagreements, if not resolved to the satisfaction of Stark Winter Schenkein & Co., LLP, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on our financial statements. In addition, there were no such events as described under Item 304 of Regulation S-B during the period March 9, 1999 (inception) to December 31, 1999 and the year ended December 31, 2000, or through and to October 5, 2001.

         A letter from Stark Winter Schenkein & Co., LLP f/k/a Stark Tinter & Associates, LLC regarding this disclosure is filed as an exhibit to this current report.

         We have not consulted with Edwards, Melton, Ellis, Koshiw & Company, PC as to (i) our registration statement filed on Form SB-1; (ii) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was provided that was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue.

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information: Not applicable.

         (c) Exhibits: 16.1 Letter from Stark Winter Schenkein & Co., LLP f/k/a Stark Tinter & Associates, LLC.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    I-TRACK, INC.



Date: Oct. 17/01                    By: /s/ BARBARA CASTANON, PRESIDENT
                                       -----------------------------------------
                                       Barbara Castanon, President


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